EXHIBIT 99.1

Lakeland Bancorp Reports Record Full Year Results

OAK RIDGE, N.J., Jan. 30, 2015 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) (the "Company") reported the following results for the fourth quarter of 2014 and for the year ended December 31, 2014:

  Net Income for the fourth quarter of 2014 was $7.9 million, an 8% increase compared to $7.3 million for the fourth quarter of 2013. Earnings per diluted share in the fourth quarter of 2014 were $0.21, compared to $0.19 in the fourth quarter of 2013. Annualized Return on Average Assets was 0.90%, Annualized Return on Average Common Equity was 8.35%, and Annualized Return on Average Tangible Common Equity was 11.87%. Tangible book value per common share at December 31, 2014 was $7.06, an increase of 12% compared to year-end 2013.

  Net Income for the year ended December 31, 2014 was $31.1 million, or $0.82 per diluted share, compared to $25.0 million, or $0.71 per diluted share, for 2013. Excluding pre-tax merger related expenses of $2.8 million in 2013, Net Income was $27.1 million or $0.77 per diluted share. For 2014, Return on Average Assets was 0.92%, the Return on Average Common Equity was 8.48%, and the Return on Average Tangible Common Equity was 12.21%.

  Fourth quarter 2014 results included approximately $0.5 million in pretax, one-time expenses relating to the decision to close three (3) branch offices in early 2015 and the termination of a pension plan.

  At December 31, 2014, loans totaled $2.66 billion, an increase of $42.2 million, or 2%, from September 30, 2014, and $185.3 million, or 8%, compared to December 31, 2013. The overall increase was primarily in total commercial loans, which increased by $175.2 million, or 11%, in 2014.

  Total deposits were $2.79 billion at December 31, 2014, an increase of $81.6 million, or 3%, from 2013. Non-interest-bearing demand deposits, which totaled $646.1 million at year-end 2014, increased by $45.4 million, or 8%, from December 31, 2013. Non-interest-bearing demand deposits represented 23% of total deposits at year-end 2014.

  Net Interest Margin ("NIM") in the fourth quarter of 2014 was 3.58%, which equaled NIM for the third quarter of 2014. For the full year 2014, NIM was 3.64%, a five basis point decrease from 2013.

  The Provision for Loan and Lease Losses in the fourth quarter of 2014 was $1.6 million compared to $1.7 million for the same period in 2013. For the full year 2014, the provision totaled $5.9 million, which was 37% lower than the $9.3 million reported for 2013. Net charge-offs at $5.0 million (0.19% of average loans) for the full year 2014 were 41% lower than the $8.5 million (0.36% of average loans) for 2013.

  On January 27, 2015, the Company declared a quarterly cash dividend of $0.075 per common share, payable on February 17, 2015 to holders of record as of the close of business on February 10, 2015.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "We are very pleased to report strong fourth quarter earnings, as well as record Net Income for the full year 2014, which increased by 15% compared to 2013 results, excluding merger related expenses. This improvement resulted from strong commercial loan growth, a stable Net Interest Margin as compared to the third quarter of 2014, and controlled noninterest expenses."

Earnings

As previously noted, the Company acquired Somerset Hills Bancorp ("Somerset Hills"), which had total assets of $355.9 million at the time of acquisition, on May 31, 2013. The Company's financial statements reflect the impact of the merger from the date of acquisition, which should be considered when comparing the full year results of 2014 and 2013.

Net Interest Income

Net interest income for the fourth quarter of 2014 was $28.9 million, as compared to $28.0 million for the same period in 2013, an increase of 3%.  In the fourth quarter of 2014, Net Interest Margin ("NIM") was 3.58%, which equaled the NIM of the third quarter of 2014, and compared to 3.70% in the fourth quarter of 2013. The decrease in NIM in the fourth quarter of 2014 as compared to the similar period in 2013 was primarily due to a decrease in the yield on interest-earning assets. The annualized yield on interest-earning assets declined 12 basis points from 3.99% in the fourth quarter of 2013 to 3.87% for the fourth quarter of 2014. This decrease was primarily due to a 19 basis point decrease in the yield on average loans, as loans originated and refinanced in 2014 were made at lower rates in the current interest rate environment. The annualized cost of interest-bearing liabilities increased one basis point from 0.38% in the fourth quarter of 2013 to 0.39% in the fourth quarter of 2014, as liability costs have remained fairly stable.

For the year ended December 31, 2014, net interest income at $113.6 million compared to $104.5 million reported for 2013, an increase of $9.0 million, or 9%. NIM was 3.64% for 2014 compared to 3.69% for 2013. The Company's yield on interest-earning assets decreased 11 basis points from 4.03% for the year-ended December 31, 2013 to 3.92% for 2014. The Company's cost of interest-bearing liabilities decreased six basis points from 0.44% for 2013 to 0.38% for 2014.

Noninterest Income

Noninterest income totaled $4.5 million for the fourth quarter of 2014, as compared to $5.5 million for the same period in 2013. Included in noninterest income in the fourth quarter of 2013 were $0.3 million in gains on sales of investment securities and a $0.6 million gain on the sale of an OREO property. Excluding these items, noninterest income in the fourth quarter of 2014 at $4.5 million was equivalent to the total for the same period in 2013.  Service charges on deposit accounts totaling $2.6 million decreased 6% from the fourth quarter of 2013, primarily due to a decline in overdraft fees, while commissions and fees totaling $1.2 million increased by 7% primarily due to increased investment commission income. Other income at $0.3 million was $0.6 million lower than the total for the fourth quarter of 2013, reflecting the aforementioned gain on sale of OREO.

Noninterest income totaled $17.7 million for the year-ended December 31, 2014 compared to $21.0 million for 2013. Included in noninterest income in 2013 were $0.8 million in gains on sales of investment securities, a $1.2 million gain on debt extinguishment, and the gain on sale of OREO. Excluding these items, noninterest income for 2014 at $17.7 million compared to $18.3 million in 2013. Service charges on deposit accounts at $10.5 million decreased by 3%, while commissions and fees at $4.6 million was equivalent to the total in 2013. Other income at $1.1 million decreased by $1.0 million primarily due to the OREO gain in 2013, as well as reductions in both gains on sales of mortgage loans and loan swap income in 2014.

Noninterest Expense

Noninterest expense for the fourth quarter of 2014 was $20.2 million compared to $20.7 million for the same period in 2013. Included in the fourth quarter 2014 totals were $0.3 million in costs associated with the termination of a pension plan and $0.2 million in expenses relating to anticipated branch closures in 2015, while fourth quarter 2013 totals included $0.7 million in long-term debt prepayment fees and $0.6 million in additional audit fees. Excluding these items, noninterest expense in the fourth quarter of 2014 at $19.7 million compared to $19.4 for the same period in 2013. Salary and benefit expense at $11.8 million, which included the $0.3 million benefit plan termination cost, increased by $1.1 million from the same period last year. Net occupancy, furniture and equipment expenses at $3.8 million were equivalent to last year's fourth quarter total. Other expenses at $2.6 million were $1.0 million lower than last year's fourth quarter total, primarily due to increased audit fees. The efficiency ratio for the fourth quarter of 2014 was 59.9%.

Noninterest expense for the full year 2014 at $79.1 million compared to $78.7 million for 2013. Included in the total for 2014 was $0.5 million in non-recurring items described in the fourth quarter noninterest expense analysis. Included in the 2013 total were $2.8 million in merger related costs, $1.2 million in long-term debt prepayment fees, and $0.6 million in audit fees. Excluding these items, noninterest expense for 2014 totaled $78.6 million compared to $74.1 million in 2013, an increase of 6%. Noninterest expense in 2013 only included Somerset Hills' expenses from the May 31, 2013 merger date. Salary and benefit expense at $45.2 million increased by 8%, partially due to increased staffing due to the Somerset Hills merger. Net occupancy, furniture and equipment expenses at $15.5 million were $1.2 million higher than 2013 primarily due to expenses relating to the six new branches acquired in the Somerset Hills merger, as well as a $0.4 million increase in snow removal costs in the first quarter of 2014.  Other expenses totaling $11.4 million were $0.2 million lower than the total for 2013.

Financial Condition

At December 31, 2014, total assets were $3.54 billion, an increase of $220.5 million, or 7%, from December 31, 2013. As previously mentioned, total loans were $2.66 billion, an increase of $185.3 million, or 8%, in 2014.  Total deposits were $2.79 billion as of December 31, 2014, an increase of $81.6 million from December 31, 2013. Noninterest demand deposits at $646.1 million increased by $45.4 million, or 8%, in 2014, while interest-bearing deposits at $2.1 billion increased by 2%.

Asset Quality

At December 31, 2014, non-performing assets totaled $21.7 million (0.61% of total assets) compared to $17.5 million (0.53% of total assets) at December 31, 2013. The Allowance for Loan and Lease Losses totaled $30.7 million at December 31, 2014 and represented 1.16% of total loans.  In the fourth quarter of 2014, the Company had net charge offs totaling $1.0 million compared to $1.6 million in the fourth quarter of 2013. For the year ended December 31, 2014, the Company had net charge-offs of $5.0 million (0.19% of average loans), as compared to $8.5 million (0.36% of average loans) for 2013. The provision for loan and lease losses in the fourth quarter of 2014 was $1.6 million, compared to $1.7 million for the same period of 2013, and was $5.9 million for 2014, compared to $9.3 million for 2013.

Capital

At December 31, 2014, stockholders' equity was $379.4 million. Book value per common share was $10.01 and tangible book value was $7.06, an increase of 12% from December 31, 2013. As of December 31, 2014, the Company's leverage ratio was 9.08%. Tier I and total risk based capital ratios were 11.76% and 12.98%, respectively. The Tangible Common Equity ratio was 7.81%, an increase from 7.46% reported at December 31, 2013. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services, and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses and gain on debt extinguishment, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

About Lakeland Bank

Lakeland Bancorp, the holding company for Lakeland Bank, has $3.5 billion in total assets with 51 offices spanning eight northern New Jersey counties: Bergen, Essex, Morris, Passaic, Somerset, Sussex, Union and Warren. Lakeland Bank is the second largest commercial bank headquartered in the state and offers an extensive array of consumer and commercial products and services, including online and mobile banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about the full line of products and services, visit LakelandBank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,

	2014	2013	2014	2013
	(Dollars in thousands except per share amounts)
INCOME STATEMENT
Net Interest Income	$ 28,850	$ 27,973	$ 113,566	$ 104,542
Provision for Loan and Lease Losses	(1,589)	(1,687)	(5,865)	(9,343)
Noninterest Income:
Other Noninterest Income	4,469	5,139	17,720	18,925
Gains on investment securities	--	333	2	839
Gain on debt extinguishment	--	--	--	1,197
Long-term debt prepayment fee	--	(683)	--	(1,209)
Merger related expenses	--	(7)	--	(2,834)
Noninterest Expense	(20,178)	(20,024)	(79,135)	(74,698)
Pretax Income	11,552	11,044	46,288	37,419
Tax Expense	(3,613)	(3,703)	(15,159)	(12,450)
Net Income	$ 7,939	$ 7,341	$ 31,129	$ 24,969

Basic Earnings Per Common Share (1)	$ 0.21	$ 0.19	$ 0.82	$ 0.71
Diluted Earnings Per Common Share (1)	$ 0.21	$ 0.19	$ 0.82	$ 0.71
Dividends per Common Share (1)	$ 0.075	$ 0.071	$ 0.293	$ 0.271
Weighted Average Shares - Basic (1)	37,765	37,436	37,749	34,742
Weighted Average Shares - Diluted (1)	37,920	37,649	37,869	34,902

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.90%	0.88%	0.92%	0.80%
Annualized Return on Average Common Equity	8.35%	8.30%	8.48%	7.78%
Annualized Return on Average Tangible Common Equity (2)	11.87%	12.23%	12.21%	11.42%
Annualized Return on Interest Earning Assets	3.87%	3.99%	3.92%	4.03%
Annualized Cost of Interest Bearing Liabilities	0.39%	0.38%	0.38%	0.44%
Annualized Net Interest Spread	3.48%	3.61%	3.54%	3.59%
Annualized Net Interest Margin	3.58%	3.70%	3.64%	3.69%
Efficiency ratio (2)	59.87%	59.44%	59.35%	59.74%
Stockholders' equity to total assets			10.72%	10.59%
Book value per common share (1)			$ 10.01	$ 9.28
Tangible book value per common share (1) (2)			$ 7.06	$ 6.31
Tangible common equity to tangible assets (1) (2)			7.81%	7.46%

ASSET QUALITY RATIOS			12/31/2014	12/31/2013
Ratio of allowance for loan and lease losses to total loans			1.16%	1.21%
Non-accruing loans to total loans			0.78%	0.69%
Non-performing assets to total assets			0.61%	0.53%
Annualized net charge-offs to average loans			0.19%	0.36%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2014	12/31/2013
Loans and Leases			$ 2,655,614	$ 2,470,289
Allowance for Loan and Lease Losses			(30,684)	(29,821)
Investment Securities			575,271	540,788
Total Assets			3,538,325	3,317,791
Total Deposits			2,790,819	2,709,205
Short-Term Borrowings			108,935	81,991
Other Borrowings			243,736	160,238
Stockholders' Equity			379,438	351,424

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Loans and Leases, net	$ 2,622,602	$ 2,427,505	$ 2,568,056	$ 2,317,158
Investment Securities	566,039	535,210	543,806	497,017
Interest-Earning Assets	3,227,390	3,023,256	3,147,266	2,856,045
Total Assets	3,483,162	3,291,865	3,400,461	3,102,860
Non Interest-Bearing Demand Deposits	679,796	638,016	652,685	576,421
Savings Deposits	384,064	382,062	384,715	370,980
Interest-Bearing Transaction Accounts	1,487,492	1,450,055	1,454,967	1,341,691
Time Deposits	277,930	301,640	283,905	309,384
Total Deposits	2,829,282	2,771,773	2,776,272	2,598,476
Short-Term Borrowings	38,653	36,928	55,798	45,701
Other Borrowings	221,848	117,353	186,022	123,347
Total Interest-Bearing Liabilities	2,409,988	2,288,039	2,365,407	2,191,103
Stockholders' Equity	377,379	351,067	367,210	320,823

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014
(2) See supplemental information - non-GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$ 28,182	$ 27,207	$ 110,587	$ 104,329
Federal funds sold and interest bearing deposits with banks	25	36	71	93
Taxable investment securities and other	2,592	2,441	10,040	7,985
Tax exempt investment securities	429	461	1,805	1,792
TOTAL INTEREST INCOME	31,228	30,145	122,503	114,199
INTEREST EXPENSE
Deposits	1,302	1,349	5,064	6,089
Federal funds purchased and securities sold under agreements to repurchase	9	3	78	39
Other borrowings	1,067	820	3,795	3,529
TOTAL INTEREST EXPENSE	2,378	2,172	8,937	9,657
NET INTEREST INCOME	28,850	27,973	113,566	104,542
Provision for loan and lease losses	1,589	1,687	5,865	9,343
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	27,261	26,286	107,701	95,199
NONINTEREST INCOME
Service charges on deposit accounts	2,612	2,785	10,523	10,837
Commissions and fees	1,168	1,090	4,634	4,585
Gains on sales and calls of investment securities	--	333	2	839
Gain on debt extinguishment	--	--	--	1,197
Income on bank owned life insurance	363	374	1,453	1,410
Other income	326	890	1,110	2,093
TOTAL NONINTEREST INCOME	4,469	5,472	17,722	20,961
NONINTEREST EXPENSE
Salaries and employee benefits	11,827	10,766	45,167	41,871
Net occupancy expense	2,190	2,153	8,865	8,074
Furniture and equipment	1,647	1,689	6,605	6,181
Stationery, supplies and postage	347	396	1,403	1,482
Marketing expense	534	650	2,025	2,088
FDIC insurance expense	518	509	2,019	2,014
Legal expense	309	98	945	1,032
Other real estate owned and other repossessed assets expense	69	9	234	24
Long-term debt prepayment fee	--	683	--	1,209
Merger related expenses	--	7	--	2,834
Core deposit intangible amortization	111	124	464	288
Other expenses	2,626	3,630	11,408	11,644
TOTAL NONINTEREST EXPENSE	20,178	20,714	79,135	78,741
INCOME BEFORE PROVISION FOR INCOME TAXES	11,552	11,044	46,288	37,419
Provision for income taxes	3,613	3,703	15,159	12,450
NET INCOME	$ 7,939	$ 7,341	$ 31,129	$ 24,969
EARNINGS PER COMMON SHARE (1)
Basic	$ 0.21	$ 0.19	$ 0.82	$ 0.71
Diluted	$ 0.21	$ 0.19	$ 0.82	$ 0.71
DIVIDENDS PER COMMON SHARE (1)	$ 0.075	$ 0.071	$ 0.293	$ 0.271

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
ASSETS	2014	2013
(dollars in thousands)	(Unaudited)
Cash and due from banks	$ 102,549	$ 94,205
Federal funds sold and interest-bearing deposits due from banks	6,767	8,516
Total cash and cash equivalents	109,316	102,721

Investment securities available for sale, at fair value	457,449	431,106
Investment securities held to maturity; fair value of $109,030 in 2014 and $100,394 in 2013	107,976	101,744
Federal Home Loan Bank and other membership stocks, at cost	9,846	7,938
Loans held for sale	592	1,206
Loans:
Commercial, secured by real estate	1,593,781	1,442,980
Commercial, industrial and other	238,252	213,808
Leases	54,749	41,332
Residential mortgages	431,190	432,831
Consumer and home equity	337,642	339,338
Total loans	2,655,614	2,470,289
Net deferred costs	(1,788)	(1,273)
Allowance for loan and lease losses	(30,684)	(29,821)
Net loans	2,623,142	2,439,195
Premises and equipment, net	35,675	37,148
Accrued interest receivable	8,896	8,603
Goodwill	109,974	109,974
Other identifiable intangible assets	1,960	2,424
Bank owned life insurance	57,476	55,968
Other assets	16,023	19,764
TOTAL ASSETS	$ 3,538,325	$ 3,317,791

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$ 646,052	$ 600,652
Savings and interest-bearing transaction accounts	1,864,805	1,812,467
Time deposits under $100,000	165,625	180,859
Time deposits $100,000 and over	114,337	115,227
Total deposits	2,790,819	2,709,205
Federal funds purchased and securities sold under agreements to repurchase	108,935	81,991
Other borrowings	202,498	119,000
Subordinated debentures	41,238	41,238
Other liabilities	15,397	14,933
TOTAL LIABILITIES	3,158,887	2,966,367

STOCKHOLDERS' EQUITY:
Common stock, no par value; authorized 70,000,000 shares; issued 37,910,840 shares at December 31, 2014 and 37,873,800 shares at December 31, 2013	384,095	364,637
Accumulated Deficit	(6,180)	(8,538)

Treasury shares, at cost, no shares at December 31, 2014 and December 31, 2013	--	--
Accumulated other comprehensive gain (loss)	1,523	(4,675)
TOTAL STOCKHOLDERS' EQUITY	379,438	351,424
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 3,538,325	$ 3,317,791

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share data)	2014	2014	2014	2014	2013
INCOME STATEMENT
Net Interest Income	$ 28,850	$ 28,452	$ 28,419	$ 27,845	$ 27,973
Provision for Loan and Lease Losses	(1,589)	(1,194)	(1,593)	(1,489)	(1,687)
Noninterest Income:
Other Noninterest Income	4,469	4,809	4,371	4,071	5,139
Gains on Investment Securities	--	--	--	2	333
Long-term Debt Prepayment Fee	--	--	--	--	(683)
Other Noninterest Expense	(20,178)	(19,685)	(19,530)	(19,742)	(20,031)
Pretax Income	11,552	12,382	11,667	10,687	11,044
Tax Expense	(3,613)	(4,136)	(3,886)	(3,524)	(3,703)
Net Income	$ 7,939	$ 8,246	$ 7,781	$ 7,163	$ 7,341

Basic Earnings Per Common Share (1)	$ 0.21	$ 0.22	$ 0.20	$ 0.19	$ 0.19
Diluted Earnings Per Common Share (1)	$ 0.21	$ 0.22	$ 0.20	$ 0.19	$ 0.19
Dividends Per Common Share (1)	$ 0.075	$ 0.075	$ 0.071	$ 0.071	$ 0.071
Dividends Paid	$ 2,853	$ 2,853	$ 2,717	$ 2,705	$ 2,688
Weighted Average Shares - Basic (1)	37,765	37,738	37,740	37,683	37,436
Weighted Average Shares - Diluted (1)	37,920	37,862	37,850	37,806	37,649

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.90%	0.95%	0.93%	0.88%	0.88%
Annualized Return on Average Common Equity	8.35%	8.83%	8.58%	8.14%	8.30%
Annualized Return on Tangible Common Equity (2)	11.87%	12.66%	12.41%	11.88%	12.23%
Annualized Net Interest Margin	3.58%	3.58%	3.69%	3.72%	3.70%
Efficiency ratio (2)	59.87%	57.97%	58.73%	60.90%	59.44%
Common stockholders' equity to total assets	10.72%	10.65%	10.57%	10.62%	10.59%
Tangible common equity to tangible assets (2)	7.81%	7.69%	7.59%	7.55%	7.46%
Tier 1 risk-based ratio	11.76%	11.75%	11.54%	11.76%	11.73%
Total risk-based ratio	12.98%	12.97%	12.75%	13.01%	12.98%
Tier 1 leverage ratio	9.08%	9.02%	9.06%	9.01%	8.90%
Book value per common share (1)	$ 10.01	$ 9.83	$ 9.70	$ 9.48	$ 9.28
Tangible book value per common share (1) (2)	$ 7.06	$ 6.87	$ 6.74	$ 6.52	$ 6.31

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014
(2) See Supplemental Information - Non - GAAP financial measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2014	2014	2014	2014	2013

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 2,655,614	$ 2,613,404	$ 2,610,198	$ 2,504,626	$ 2,470,289
Allowance for Loan and Lease Losses	(30,684)	(30,047)	(29,866)	(29,520)	(29,821)
Investment Securities	575,271	558,032	530,934	533,165	540,788
Total Assets	3,538,325	3,498,905	3,479,548	3,386,720	3,317,791
Total Deposits	2,790,819	2,776,931	2,726,850	2,736,733	2,709,205
Short-Term Borrowings	108,935	112,796	156,511	115,952	81,991
Other Borrowings	243,736	220,938	215,238	160,238	160,238
Stockholders' Equity	379,438	372,539	367,833	359,539	351,424

Loans and Leases
Commercial real estate	$ 1,593,781	$ 1,557,168	$ 1,551,071	$ 1,486,274	$ 1,442,980
Commercial, industrial and other	238,252	231,961	237,071	208,056	213,808
Leases	54,749	52,285	50,191	43,720	41,332
Residential mortgages	431,190	431,477	433,634	430,559	432,831
Consumer and Home Equity	337,642	340,513	338,231	336,017	339,338
Total loans	$ 2,655,614	$ 2,613,404	$ 2,610,198	$ 2,504,626	$ 2,470,289

Deposits
Noninterest bearing	$ 646,052	$ 674,933	$ 649,186	$ 630,499	$ 600,652
Savings and interest-bearing transaction accounts	1,864,805	1,820,657	1,797,358	1,816,084	1,812,467
Time deposits under $100,000	165,625	168,391	169,655	177,284	180,859
Time deposits $100,000 and over	114,337	112,950	110,651	112,866	115,227
Total deposits	$ 2,790,819	$ 2,776,931	$ 2,726,850	$ 2,736,733	$ 2,709,205

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,622,602	$ 2,608,687	$ 2,552,010	$ 2,486,990	$ 2,427,505
Investment Securities	566,039	529,379	537,974	541,721	535,210
Interest-Earning Assets	3,227,390	3,183,361	3,114,539	3,061,555	3,023,256
Total Assets	3,483,162	3,443,946	3,360,289	3,312,709	3,291,865
Non Interest-Bearing Demand Deposits	679,796	671,049	640,080	618,944	638,016
Savings Deposits	384,064	382,642	387,179	385,007	382,062
Interest-Bearing Transaction Accounts	1,487,492	1,457,680	1,433,382	1,440,770	1,450,055
Time Deposits	277,930	280,200	284,475	293,225	301,640
Total Deposits	2,829,282	2,791,571	2,745,116	2,737,946	2,771,773
Short-Term Borrowings	38,653	49,725	78,475	56,602	36,928
Other Borrowings	221,848	217,049	158,432	145,580	117,353
Total Interest-Bearing Liabilities	2,409,988	2,387,295	2,341,944	2,321,184	2,288,039
Stockholders' Equity	377,379	370,448	363,802	356,951	351,067

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands)	2014	2014	2014	2014	2013

AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	4.26%	4.25%	4.33%	4.39%	4.45%
Taxable investment securities and other	2.09%	2.08%	2.18%	2.19%	2.12%
Tax-exempt securities	3.75%	3.79%	3.74%	3.80%	3.83%
Federal funds sold and interest-bearing cash accounts	0.26%	0.21%	0.15%	0.16%	0.24%
Total interest-earning assets	3.87%	3.87%	3.97%	3.99%	3.99%
Liabilities:
Savings accounts	0.05%	0.05%	0.05%	0.05%	0.05%
Interest-bearing transaction accounts	0.23%	0.23%	0.23%	0.23%	0.23%
Time deposits	0.54%	0.49%	0.51%	0.56%	0.60%
Borrowings	1.65%	1.63%	1.50%	1.63%	2.13%
Total interest-bearing liabilities	0.39%	0.39%	0.36%	0.36%	0.38%
Net interest spread (taxable equivalent basis)	3.48%	3.48%	3.60%	3.63%	3.61%
Annualized Net Interest Margin (taxable equivalent basis)	3.58%	3.58%	3.69%	3.72%	3.70%
Annualized Cost of Deposits	0.18%	0.18%	0.18%	0.19%	0.19%

ASSET QUALITY DATA
Allowance for Loan and Lease Losses
Balance at beginning of period	$ 30,047	$ 29,866	$ 29,520	$ 29,821	$ 29,757
Provision for loan losses	1,589	1,194	1,593	1,489	1,687
Net Charge-offs	(952)	(1,013)	(1,247)	(1,790)	(1,623)
Balance at end of period	$ 30,684	$ 30,047	$ 29,866	$ 29,520	$ 29,821

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ (287)	$ 28	$ (152)	$ 1,613	$ 928
Commercial, industrial and other	99	(71)	511	(578)	100
Leases	185	229	126	39	(2)
Home equity and consumer	860	638	411	567	244
Real estate - mortgage	95	189	351	149	353
Net charge-offs	$ 952	$ 1,013	$ 1,247	$ 1,790	$ 1,623

Nonperforming Assets
Commercial real estate	$ 7,612	$ 8,549	$ 9,647	$ 12,279	$ 8,528
Commercial, industrial and other	308	599	700	246	88
Leases	88	141	61	143	--
Home equity and consumer	3,415	2,114	2,251	2,431	2,175
Real estate - mortgage	9,246	7,221	6,730	6,875	6,141
Total non-accruing loans	20,669	18,624	19,389	21,974	16,932
Property acquired through foreclosure or repossession	1,026	982	850	698	520
Total non-performing assets	$ 21,695	$ 19,606	$ 20,239	$ 22,672	$ 17,452

Loans past due 90 days or more and still accruing	$ 66	$ 429	$ 286	$ 451	$ 1,997
Loans restructured and still accruing	$ 10,579	$ 7,957	$ 6,818	$ 6,086	$ 10,289

Ratio of allowance for loan and lease losses to total loans	1.16%	1.15%	1.14%	1.18%	1.21%
Non-performing loans to total loans	0.78%	0.71%	0.74%	0.88%	0.69%
Non-performing assets to total assets	0.61%	0.56%	0.58%	0.67%	0.53%
Annualized net charge-offs to average loans	0.15%	0.16%	0.20%	0.29%	0.27%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the Quarter Ended,
	Dec 31,	Sept 30,	Jun 30,	Mar 31,	Dec 31,
(dollars in thousands, except per share amounts)	2014	2014	2014	2014	2013
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 379,438	$ 372,539	$ 367,833	$ 359,539	$ 351,424
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,960	2,071	2,182	2,301	2,424
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 267,504	$ 260,494	$ 255,677	$ 247,264	$ 239,026

Shares outstanding at end of period (1)	37,911	37,910	37,914	37,912	37,874

Book value per share - GAAP (1)	$ 10.01	$ 9.83	$ 9.70	$ 9.48	$ 9.28

Tangible book value per share - Non-GAAP (1)	$ 7.06	$ 6.87	$ 6.74	$ 6.52	$ 6.31

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 267,504	$ 260,494	$ 255,677	$ 247,264	$ 239,026

Total assets at end of period	$ 3,538,325	$ 3,498,905	$ 3,479,548	$ 3,386,720	$ 3,317,791
Less:
Goodwill	109,974	109,974	109,974	109,974	109,974
Other identifiable intangible assets, net	1,960	2,071	2,182	2,301	2,424
Total tangible assets at end of period - Non-GAAP	$ 3,426,391	$ 3,386,860	$ 3,367,392	$ 3,274,445	$ 3,205,393

Common equity to assets - GAAP	10.72%	10.65%	10.57%	10.62%	10.59%

Tangible common equity to tangible assets - Non-GAAP	7.81%	7.69%	7.59%	7.55%	7.46%

Calculation of return on average tangible common equity
Net income - GAAP	$ 7,939	$ 8,246	$ 7,781	$ 7,163	$ 7,341

Total average common stockholders' equity	377,379	370,448	363,802	356,951	351,067
Less:
Average goodwill	109,974	109,974	109,974	109,974	110,376
Average other identifiable intangible assets, net	2,028	2,141	2,256	2,379	2,496
Total average tangible common stockholders' equity - Non - GAAP	$ 265,377	$ 258,333	$ 251,572	$ 244,598	$ 238,195

Return on average common stockholders' equity - GAAP	8.35%	8.83%	8.58%	8.14%	8.30%

Return on average tangible common stockholders' equity - Non-GAAP	11.87%	12.66%	12.41%	11.88%	12.23%

Calculation of efficiency ratio
Total non-interest expense	$ 20,178	$ 19,685	$ 19,530	$ 19,742	$ 20,714
Less:
Amortization of core deposit intangibles	(111)	(111)	(119)	(123)	(124)
Other real estate owned and other repossessed asset (expense) income	(69)	(50)	(100)	(15)	(9)
Long-term debt prepayment fee	--	--	--	--	(683)
Merger related expenses	--	--	--	--	(7)
Provision for unfunded lending commitments, net	89	(106)	93	(11)	(63)
Non-interest expense, as adjusted	$ 20,087	$ 19,418	$ 19,404	$ 19,593	$ 19,828

Net interest income	$ 28,850	$ 28,452	$ 28,419	$ 27,845	$ 27,973
Total noninterest income	4,469	4,809	4,371	4,073	5,472
Total revenue	33,319	33,261	32,790	31,918	33,445
Plus: Tax-equivalent adjustment on municipal securities	231	235	251	255	248
Less:
Gains on debt extinguishment	--	--	--	--	--
Gains on sales investment securities	--	--	--	(2)	(333)
Total revenue, as adjusted	$ 33,550	$ 33,496	$ 33,041	$ 32,171	$ 33,360

Efficiency ratio - Non-GAAP	59.87%	57.97%	58.73%	60.90%	59.44%

(1) Adjusted for 5% stock dividend paid on June 17, 2014 to shareholders of record June 3, 2014

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	For the Year Ended,
	December 31,	December 31,
(dollars in thousands, except per share amounts)	2014	2013
Calculation of return on average tangible common equity
Net income - GAAP	$ 31,129	$ 24,969

Total average common stockholders' equity	$ 367,210	$ 320,823
Less:
Average goodwill	109,974	100,753
Average other identifiable intangible assets, net	2,200	1,513
Total average tangible common stockholders' equity - Non GAAP	$ 255,036	$ 218,557

Return on average common stockholders' equity - GAAP	8.48%	7.78%

Return on average tangible common stockholders' equity - Non-GAAP	12.21%	11.42%

Calculation of efficiency ratio
Total non-interest expense	$ 79,135	$ 78,741
Less:
Amortization of core deposit intangibles	(464)	(288)
Other real estate owned and other repossessed asset expense	(234)	(24)
Long-term debt prepayment fee	--	(1,209)
Merger related expenses	--	(2,834)
Provision for unfunded lending commitments	65	(55)
Non-interest expense, as adjusted	$ 78,502	$ 74,331

Net interest income	$ 113,566	$ 104,542
Noninterest income	17,722	20,961
Total revenue	131,288	125,503
Plus: Tax-equivalent adjustment on municipal securities	972	965
Less:
Gains on investment securities	(2)	(839)
Gains on extinguishment of debt	--	(1,197)
Total revenue, as adjusted	$ 132,258	$ 124,432

Efficiency ratio - Non - GAAP	59.35%	59.74%
CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000